Exhibit 10.1

ASSIGNMENT, NOVATION AND AMENDMENT AGREEMENT

This ASSIGNMENT, NOVATION AND AMENDMENT AGREEMENT (this “Agreement”) is made by and among FB Parent Limited (Company Number: 15181508), a limited company incorporated under the laws of England and Wales (the “Assignor”), Flybondi Holdings plc (Company Number: 15529690), a public limited company incorporated under the laws of England and Wales (the “Assignee”), Integral Acquisition Corporation 1, a Delaware corporation (“SPAC”), Gaucho MS, Inc., a Delaware corporation (“Merger Sub”), Flybondi Limited (Company Number: 10178160), a private limited company incorporated under the laws of England and Wales (“Flybondi”) and the Joining Sellers set forth on the signature pages hereto (the “Joining Sellers” and, together with the Assignor, SPAC, Merger Sub and Flybondi, the “BCA Parties”) as of July 2, 2024 (“Effective Date”).

RECITALS

WHEREAS, the BCA Parties are parties to that certain Business Combination Agreement dated as of October 19, 2023 (the “BCA”);

WHEREAS, as of the Effective Date, pursuant to Section 14.4 of the BCA, Assignor wishes to assign and transfer to Assignee, and Assignee wishes to accept and assume from Assignor, all of Assignor’s right, title and interest in the BCA and all of Assignor’s liabilities, agreements, obligations, rights and duties in, under, and arising from the BCA;

WHEREAS, it is consistent with the BCA Parties’ interests to recognize Assignee as the successor party to the BCA and release Assignor from any and all liabilities, agreements, obligations, rights and duties in, under and arising from the BCA;

WHEREAS, the BCA Parties are willing to release Assignor from the obligations enumerated in the BCA and to consent to Assignee assuming and being directly obligated and liable for such obligations and becoming party to the BCA in place of Assignor; and

WHEREAS, the parties hereto wish to amend the BCA pursuant to Section 14.11 thereof as hereinafter set forth.

AGREEMENT

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Amendments to the BCA.

(a) Each reference to “FB Parent Limited, a limited company incorporated under the laws of England and Wales” in the BCA shall be hereby deemed to be a reference to “Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales” and, as an effect thereof, each reference to “TopCo” in the BCA shall be hereby deemed a reference to Assignee.

(b) Clause (a) of Section 6.2 of the BCA is hereby amended and restated in its entirety as follows:

“(a) As of July 2, 2024, (i) TopCo has issued 1 TopCo Share, and (ii) no other classes or series of TopCo capital stock are issued or outstanding.”

(c) A new Section 6.10 of the BCA will be included as follows:

“Section 6.10 FB Parent Limited. FB Parent Limited, a limited company incorporated under the laws of England and Wales, was formed and organized solely for the purpose of entering into this Agreement and any Ancillary Agreements and the consummation of the Transaction and has, as of July 2, 2024 not engaged in any activities or business, acquired or disposed of any assets or entered into any agreements or contracts other than this Agreement.”

(d) Clause (a)(i) of Section 12.2 of the BCA is hereby amended and restated in its entirety as follows:

“(i) The representations and warranties of (A) the Company contained in Section 4.2 (Subsidiaries; Capitalization) and (B) the TopCo Parties contained in Section 6.2 (Capitalization) and Section 6.10 (FB Parent Limited) shall be true and correct in all but de minimis respects as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties shall be true and correct in all but de minimis respects on and as of such date except for changes after the date of this Agreement that are contemplated or expressly permitted by this Agreement or the Ancillary Agreements;”

2. Assignment. As of the Effective Date, pursuant to Section 14.4 of the BCA, Assignor hereby transfers, assigns, conveys and delivers unto Assignee any and all right, title and interest of Assignor in, to and under the BCA and any other documents or instruments delivered pursuant thereto, and Assignee hereby accepts such transfer, assignment, conveyance and delivery of the BCA and any other documents or instruments delivered pursuant thereto.

3. Novation. Subject to the terms of this Agreement, as of the Effective Date, pursuant to Section 14.4 of the BCA:

(a) Assignor hereby transfers to Assignee any and all liabilities, agreements, obligations, rights and duties of Assignor in, under and arising from the BCA and any other documents or instruments delivered pursuant thereto, and Assignee hereby assumes such liabilities, agreements, obligations, rights and duties of Assignor in, under and arising from the BCA and any other documents or instruments delivered pursuant thereto, including without limitation all of Assignor’s outstanding and future obligations, duties and liabilities under the BCA and any other documents or instruments delivered pursuant thereto, as if Assignee, not Assignor, was the original party to the BCA.

(b) each BCA Party hereby (i) consents to the transfer of Assignor’s liabilities, agreements, obligations, rights and duties under the BCA and any other documents or instruments delivered thereto; (ii) irrevocably and unconditionally releases and discharges Assignor from any and all liabilities, agreements, obligations, rights and duties required to be performed by Assignor thereunder, including without limitation liabilities, agreements, obligations, rights and duties that arose before the Effective Date; and (iii) recognizes Assignee as Assignor’s successor in interest in and to all of Assignor’s rights, duties, obligations and liabilities in, to and under the BCA and any other documents or instruments delivered thereto, including without limitation all of Assignor’s outstanding and future obligations, duties and liabilities under such agreement.

4. Miscellaneous. Sections 14.1, 14.3, 14.4, 14.7, 14.8 and 14.14 of the BCA are incorporated herein by reference and shall apply, mutatis mutandis, to this Agreement.

5. Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by the parties hereto. Any purported amendment by any party or parties hereto effected in a manner which does not comply with this Section 5 shall be null and void, ab initio.

6. Consent. Each BCA Party hereby agrees that this Agreement shall constitute consent on the part of such BCA Party to assign, novate and amend, as applicable, the BCA as such consent is required under Sections 14.4 and 14.11 of the BCA.

7. Reference to and Effect on Agreements; Entire Agreement.

(a) Any references to “this Agreement” in the BCA will mean the BCA as modified by this Agreement. Except as specifically amended by this Agreement, the provisions of the BCA shall remain in full force and effect.

(b) This Agreement, the BCA (as modified by this Agreement) and the Ancillary Agreements constitute the entire understanding of the parties and supersedes all prior agreements, undertakings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized as or the date first above written.

ASSIGNOR:	FB PARENT LIMITED

	By:	/s/ Peter Yu
Name: Peter Yu
Title: Director

ASSIGNEE:	FLYBONDI HOLDINGS PLC

	By:	/s/ Peter Yu
Name: Peter Yu
Title: Director

SPAC:	INTEGRAL ACQUISITION CORPORATION 1

	By:	/s/ Enrique Klix
Name: Enrique Klix
Title: Chief Executive Officer

COMPANY:	FLYBONDI LIMITED

	By:	/s/ Peter Yu
Name: Peter Yu
Title: Director

MERGER SUB:	GAUCHO MS, INC.

	By:	/s/ Peter Yu
Name: Peter Yu
Title: President

JOINING SELLER:	/s/ Juan Ball
Juan Ball

JOINING SELLER:

Yamasa Co. Ltd.

By:	/s/ Yuichi Tashiro
Name:	Yuichi Tashiro
Title:	General Manager

JOINING SELLER:

Flyargentina B.V.

By:	/s/ Nagihan Şengül Karpuz
Name:	Nagihan Şengül Karpuz
Title:	Director

By:	/s/ Bora Slibasi
Name:	Bora Slibasi
Title:	Director

JOINING SELLER:

Givin B.V.

By:	/s/ Nurcan Ertas
Name:	Nurcan Ertas
Title:	Director A

By:	/s/ Nagihan Şengül Karpuz
Name:	Nagihan Şengül Karpuz
Title:	Director B

JOINING SELLER:

Del Plata Energy Holdings, LLC

By:	/s/ Gian Luca Galeotti
Name:	Gian Luca Galeotti
Title:	Attorney-in-fact

JOINING SELLER:

Pangaea Two Acquisition Holdings XVII, Ltd

By:	/s/ Peter Yu
Name:	Peter Yu
Title:	Authorized Signatory